ADAMS
NATURAL
RESOURCES FUND

FIRST QUARTER REPORT
MARCH 31, 2022
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Letter to Shareholders

Dear Fellow Shareholders,
A lot of things have impacted financial markets since the beginning of 2022. Investors entered the year worried about inflationary pressures not experienced since the 1980s. Inflation has only run hotter since. All eyes were on the U.S. Federal Reserve (Fed) and how it would use interest rate increases to tackle inflation. Those began in March, offering some amount of clarity. Still, investors are struggling to discern the pace of policy tightening and its impact on economic growth. The beginning of the year also brought new fears of an omicron variant of COVID-19. The pandemic is still here, if somewhat in the background, but its ultimate path remains unclear. Adding to all the uncertainty, Russia invaded Ukraine, beginning Europe’s largest military conflict since World War II.
“Energy was the best performing sector in the S&P 500 during the first quarter, rising 39.0%...”

 The war exacerbated inflation. Both Russia and Ukraine are important providers of oil and gas, metals, wheat, and other commodities. Crude prices rose sharply during the quarter, briefly surpassing 2008’s peak and helping to lift the price of gasoline to all-time highs. Led by energy and food, the U.S. consumer price index rose to an 8.5% annual rate in March, its fastest climb in 40 years.
On March 16, the Fed raised its key rate by 25 basis points and signaled additional hikes for all six remaining policy meetings in 2022, plus more in 2023. Fed Chair Jerome Powell and other policymakers indicated that more aggressive interest rate increases, including some in 50 basis point increments, are on the table. The Fed also said it would end its pandemic-inspired bond purchase program and start to shrink its balance sheet as soon as the second quarter.
Energy was the best performing sector in the S&P 500 during the first quarter, rising 39.0% and outperforming the index by 43.6%. The sector benefited from sharply rising oil prices, with West Texas Intermediate (WTI) crude prices rising by 33% during the quarter, amid strong demand, low inventory, and supply shocks from the war. WTI reached a 13-year high in early March, before declining late in the quarter as the U.S. and other members of the International Energy Agency (IEA) announced plans to release emergency reserves. The fall in oil prices in late March also reflected some concern about the pace of global economic growth in the face of multiple uncertainties. However, the IEA’s forecast—average WTI prices of  $112 per barrel in the second quarter and over $100 for 2022—remains very supportive for energy companies.

Letter to Shareholders (continued)

The global commodities complex posted its biggest quarterly gain in three decades as the Refinitiv/CoreCommodity CRB Index gained 27.0% for the three-month period, lifting its one-year price return to 59.6%. Beyond energy commodities, the war and sanctions drove up prices of industrial metals and agricultural products, especially those with supply chains tied to Russia and Ukraine. This led to a wide range of outcomes in the Materials sector. On the one hand, stocks such as steel manufacturers and fertilizer producers benefited from the rise in prices for their products. Conversely, companies that use these products as inputs, such as paint manufacturers, had a more difficult time as their profitability was crimped by the higher prices. Overall, materials stocks declined slightly in the first quarter.
All Energy industry groups advanced by double digits in the quarter, led by a 48.7% gain for the Equipment and Services group. This was in contrast to 2021 when the group trailed the performance of the sector. We have favored exploration and production (E&P) companies over service providers because they benefit more directly from a higher oil price. While this has benefited the Fund over the last two years, it was a drag on relative performance in the first quarter. We remain comfortable being overweight E&P stocks versus services but will continue to evaluate the relative merits of each.
In the Integrated Oil and Gas industry group, we moved to an overweight position in Occidental Petroleum during the first quarter. After acquiring Anadarko Petroleum in 2019, the company struggled with the large amount of debt it assumed to complete the acquisition. High oil prices have enabled them to strengthen their balance sheet by paying down much of the debt, leaving them in a better position going forward. The stock rose 30% after we added to the position in February, outperforming the sector by more than 20%.
The Refining and Marketing group was the strongest relative performer in the first quarter, as our investments in the group advanced 32.0% compared to a 30.8% return for the benchmark. Our overweight in Marathon Petroleum was a key driver. In addition to benefiting from rising demand for gasoline and other refined products, Marathon is in a very strong financial position after completing the sale of its retail gasoline business.
The Fund’s Materials holdings also outperformed, with a return of  -1.9% that beat the benchmark’s -2.4% result. Our underweight in the Specialty Chemicals group was a notable contributor, as these stocks tend to be more negatively exposed to inflationary pressures and have struggled in the current environment. Stock selection in the sector also aided relative performance. Specifically, our position in Steel Dynamics was up 34.6% in the first quarter. The company continues to benefit from elevated steel prices, and we expect it to generate significant free cash flow going forward as their capital spending moderates.
For the three months ended March 31, 2022, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was

Letter to Shareholders (continued)

27.7%. This compares to a total return of 28.3% for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (74% weight) and the S&P 500 Materials Sector (26% weight), over the same time period. The total return on the market price of the Fund’s shares for the period was 27.3%.
For the twelve months ended March 31, 2022, the Fund’s total return on NAV was 52.1%. Comparable return for the Fund’s benchmark was 51.1%. The Fund’s total return on market price was 50.1%.
During the quarter, the Fund paid distributions to shareholders of  $2.4 million, or $.10 per share, consisting of $.02 net investment income, $.03 short-term capital gain, and $.01 long-term capital gain realized in 2021, and $.04 net investment income realized in 2022.
There’s no shortage of uncertainty as we look ahead, starting with the question of how long the war in Ukraine will last. Potential outcomes of the conflict vary widely. Whatever path it takes, the war and ensuing sanctions cloud the picture around oil and gas prices, supply chain disruptions, and even Western government and monetary policies. The Fed’s path forward will require a delicate balance between managing inflation and avoiding a hard economic landing. We are mindful of the suffering of the people of Ukraine and elsewhere who feel the impact of the war. We hope for a return to peace, and that we have moved past the worst of the pandemic. When it comes to managing our Fund, we will keep our eyes on the long term, manage risk, make adjustments, and seek opportunities. We continue to focus on companies that are reasonably priced and capable of executing and delivering through whatever comes next.
We appreciate your trust and will continue to work hard to keep it.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
April 21, 2022

Summary Financial Information

(unaudited)
	2022	2021
At March 31:
Net asset value per share	$24.42	$16.94
Market price per share	$20.93	$14.71
Shares outstanding	24,484,655	24,084,802
Total net assets	$597,963,876	$408,043,138
Average net assets	$536,828,174	$367,697,599
Unrealized appreciation on investments	$128,800,842	$(29,682,127)

For the three months ended March 31:
Net investment income	$3,892,803	$2,588,622
Net realized gain (loss)	$21,682,426	$2,518,140
Total return (based on market price)	27.3%	30.3%
Total return (based on net asset value)	27.7%	24.0%

Key ratios:
Expenses to average net assets*	0.71%	1.39%
Net investment income to average net assets*	2.96%	2.86%
Portfolio turnover*	36.9%	35.9%
Net cash & short-term investments to net assets	0.8%	0.5%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2022
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$104,123,691	17.4%
Chevron Corporation	89,408,488	15.0
ConocoPhillips	48,922,600	8.2
Pioneer Natural Resources Company	24,352,922	4.1
Linde plc	21,657,354	3.6
Marathon Petroleum Corporation	21,202,717	3.5
EOG Resources, Inc.	21,175,248	3.5
Occidental Petroleum Corporation	18,097,280	3.0
Schlumberger N.V.	17,507,178	2.9
Diamondback Energy, Inc.	13,584,628	2.3
	$380,032,106	63.5%

Schedule of Investments

March 31, 2022
(unaudited)
	Shares	Value (a)
Common Stocks — 99.2%
Energy — 79.4%
Equipment & Services — 6.2%
Baker Hughes Company	171,900	$6,258,879
Halliburton Company	349,970	13,253,364
Schlumberger N.V.	423,800	17,507,178
		37,019,421
Exploration & Production — 27.1%
APA Corporation	222,200	9,183,526
Canadian Natural Resources Limited	47,800	2,962,644
Cheniere Energy, Inc.	26,000	3,604,900
ConocoPhillips	489,226	48,922,600
Coterra Energy Inc.	153,600	4,142,592
Devon Energy Corporation	119,600	7,071,948
Diamondback Energy, Inc.	99,100	13,584,628
EOG Resources, Inc.	177,600	21,175,248
Hess Corporation	53,700	5,748,048
Marathon Oil Corporation	118,400	2,973,024
Occidental Petroleum Corporation	318,951	18,097,280
Pioneer Natural Resources Company	97,400	24,352,922
Whiting Petroleum Corporation	452	36,842
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	54,407
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	19,786
		161,930,395
Integrated Oil & Gas — 33.9%
BP plc Sponsored ADR	51,300	1,508,220
Cenovus Energy Inc.	176,700	2,947,356
Chevron Corporation	549,091	89,408,488
Exxon Mobil Corporation	1,260,730	104,123,691
Shell plc Sponsored ADR	28,600	1,570,998
Suncor Energy Inc.	46,400	1,512,176
TotalEnergies SE Sponsored ADR	28,500	1,440,390
		202,511,319
Refining & Marketing — 7.2%
Marathon Petroleum Corporation	247,985	21,202,717
Phillips 66	100,575	8,688,674
Valero Energy Corporation	131,600	13,362,664
		43,254,055

Schedule of Investments (continued)

March 31, 2022
(unaudited)
	Shares	Value (a)
Storage & Transportation — 5.0%
Kinder Morgan, Inc.	464,400	$8,781,804
ONEOK, Inc.	143,500	10,135,405
Williams Companies, Inc.	328,700	10,981,867
		29,899,076
Materials — 19.8%
Chemicals — 11.5%
Air Products and Chemicals, Inc.	23,500	5,872,885
Albemarle Corporation	9,000	1,990,350
Celanese Corporation	6,000	857,220
CF Industries Holdings, Inc.	47,900	4,936,574
Corteva Inc.	66,245	3,807,763
Dow, Inc.	65,745	4,189,271
DuPont de Nemours, Inc.	73,987	5,443,963
Eastman Chemical Company	8,900	997,334
Ecolab Inc.	25,600	4,519,936
FMC Corporation	10,500	1,381,485
International Flavors & Fragrances Inc.	21,006	2,758,718
Linde plc	67,800	21,657,354
LyondellBasell Industries N.V.	61,400	6,313,148
Mosaic Company	21,001	1,396,567
PPG Industries, Inc.	19,700	2,582,079
		68,704,647
Construction Materials — 2.2%
Martin Marietta Materials, Inc.	4,500	1,732,005
Sherwin-Williams Company	38,700	9,660,294
Vulcan Materials Company	9,800	1,800,260
		13,192,559
Containers & Packaging — 2.0%
Amcor plc	125,100	1,417,383
Avery Dennison Corporation	5,500	956,835
Ball Corporation	29,100	2,619,000
International Paper Company	28,200	1,301,430
Packaging Corporation of America	7,600	1,186,436
Sealed Air Corporation	55,500	3,716,280
WestRock Company	22,200	1,044,066
		12,241,430
Metals & Mining — 4.1%
Freeport-McMoRan, Inc.	233,200	11,599,368
Newmont Corporation	86,800	6,896,260
Nucor Corporation	21,100	3,136,515
Steel Dynamics, Inc.	32,500	2,711,475
		24,343,618

Schedule of Investments (continued)

March 31, 2022
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $464,296,078)		$593,096,520
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.36% (c)	4,001,200	4,000,400
Northern Institutional Treasury Portfolio, 0.17% (c)	678,340	678,340
Total Short-Term Investments
(Cost $4,678,340)		4,678,740
Total — 100.0% of Net Assets
(Cost $468,974,418)		597,775,260
Other Assets Less Liabilities — 0.0%		188,616
Net Assets — 100.0%		$597,963,876

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

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Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2)(4)	Roger W. Gale (2) (3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2) (3)	Mary Chris Jammet (2) (4)	Jane Musser Nelson (2)
Frederic A. Escherich (1) (3) (4)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

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Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
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Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
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